SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

Current Report

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): March 31, 2004 (March 30, 2004)

SPECTRX, INC.
(Exact Name of Registrant as Specified in Its Charter)

Delaware (State or Other Jurisdiction of Incorporation)	0-22179 (Commission File Numbers)	58-2029543 (I.R.S. Employer Identification Nos.)

6025A Unity Drive Norcross, Georgia (Address of Principal Executive Offices)	30071 (Zip Code)

Registrants' Telephone Number, Including Area Code:     (770) 242-8723

(Former Name or Former Address, if Changed Since Last Report)

Item 7. FINANCIAL STATEMENTS AND EXHIBITS.
Item 12. RESULTS OF OPERATIONS AND FINANCIAL CONDITION.
SIGNATURES
EXHIBIT INDEX
Exhibit 99.1 (Earnings) Press Release, dated March 30, 2004.
Exhibit 99.2 Conference Call Script dated March 31, 2004.

Item 7.         Financial Statements and Exhibits.

                    (c)      Exhibits.

     The following exhibits are filed or furnished with this report:

Exhibit No.	Exhibit Description

99.1	(Earnings) Press Release, dated March 30, 2004
99.2	Conference Call Script, dated March 31, 2004

Item 12.          Results of Operations and Financial Condition.

On March 30, 2004 , the registrant publicly released the registrant's financial results for the third quarter of 2003 as more fully described in the press release, a copy of which is furnished as Exhibit 99.1 hereto and which information is incorporated herein by reference. In addition, the script for the conference call to be held this morning is furnished as Exhibit 99.2 hereto which information is incorporated herein by reference.

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

SPECTRX, INC.

/s/ THOMAS H. MULLER, JR.
	By:	Thomas H. Muller, Jr.
Executive Vice President and Chief Financial Officer

Date: March 31, 2004

EXHIBIT INDEX

Exhibit No.	Exhibit Description

99.1	(Earnings) Press Release, dated March 30, 2004
99.2	Conference Call Script, dated March 31, 2004